[photo--mountains]

                                                   Annual Report August 31, 2001
Oppenheimer
Capital Appreciation Fund

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS


Fund Objective

Oppenheimer Capital Appreciation Fund seeks capital appreciation.


    CONTENTS

 1  Letter to
    Shareholders

 2  An Interview
    with Your Fund's
    Manager

 6  Fund Performance

12  Financial
    Statements

37  Independent
    Auditors' Report

38  Federal
    Income Tax
    Information

39  Officers and
    Trustees


Average Annual Total Returns*

          For the 1-Year Period
          Ended 8/31/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -26.38%      -30.62%
---------------------------------
Class B   -26.95       -30.21
---------------------------------
Class C   -26.95       -27.60
---------------------------------
Class Y   -26.12


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.
   To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.
   As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.
   In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.
   At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
John V. Murphy
September 24, 2001


[photo]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


1 | OPPENHEIMER CAPITAL APPRECIATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q How would you characterize the performance of Oppenheimer Capital Appreciation Fund during the 12-month period that ended August 31, 2001?
A. While the overall performance of the Fund suffered due mainly to volatile and challenging market conditions, the Fund's returns, relative to its benchmark and peers, were good, staying the course with the S&P 500 Index. We attribute that largely to our growth-at-a-reasonable-price investment strategy, which enabled us to lower the Fund's holdings in the technology sector earlier than most of our peers.

What made this such a challenging period?
The past 12 months have been something of a "payback" following several years of above average growth up until the spring of 2000. There has proven to be excess capacity throughout many sectors of the economy, particularly in the technology and telecom industries. The real drawback has been the wide range of effects the technology slowdown has had on many other seemingly unrelated sectors.
   In addition to the technology slowdown, the economy suffered from rising energy costs and elevated interest rates during 2000. Despite all this, consumer spending remained relatively strong, providing greater support for some consumer-related businesses. A wide range of healthcare companies also prospered due to a more favorable regulatory environment and rising reimbursement rates for a variety of medical services.


[photo]
Portfolio Management
Team (l to r)
Edward Amberger
Jane Putnam
(Portfolio Manager)

2 | OPPENHEIMER CAPITAL APPRECIATION FUND

How did you manage the Fund in light of these conditions?

Our investment strategy remained consistently focused on seeking individual stocks that offered attractive growth potential at a reasonable price. This approach helped us limit the impact of technology stock volatility on the Fund by steering us away from the sector's most speculative, highly valued stocks. As economic conditions weakened, we responded by reducing our positions in technology companies that showed evidence of decelerating earnings growth. While we began the reporting period with approximately 30% of the Fund invested in technology, by the mid-point of the period we had cut our technology position to under 20%. Among our remaining technology holdings, we emphasized companies with a track record of delivering moderate but steady earnings in a slowing economy.
   Similarly, outside the technology sector, our disciplined investment approach led us to emphasize individual companies that were well positioned to continue growing despite the challenging economic environment. Among consumer cyclicals, we added to our holdings among retailers and cruise lines, such as Carnival Corp., that enjoyed strong underlying business fundamentals and were selling at relatively low prices. In the media and entertainment areas, we targeted well-established companies, such as AOL Time Warner, Inc., positioned to benefit from a rebound in advertising revenue. In the healthcare sector, we focused on pharmaceutical companies, such as Johnson & Johnson, about to bring significant new products to market, and orthopedic companies benefiting from growing demand from an aging population. Among financials, we reduced our positions in capital market-sensitive companies in favor of interest-rate-sensitive companies including banks, thrifts and government agencies, such as Freddie Mac (Federal Home Loan Mortgage Corp.). Finally, in the utility sector, we sold stocks of power generators that had benefited from rising prices for oil and gas in the first quarter of 2001.


[callout]
Our broadly diversified investments in a variety of industries, plus a strategic allocation to cash, helped support the Fund's value at a time when many stocks were suffering steep declines.

3 | OPPENHEIMER CAPITAL APPRECIATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

   In general, these broadly diversified investments performed well during the period. Together with our 11% allocation of the portfolio's assets to short-term securities, they helped support the Fund's value at a time when many stocks were suffering steep declines.

Did any investments fail to meet your expectations?

We were disappointed with the performance of a few specific holdings that failed to buck the generally negative market trend. For example, Nokia Corp. dipped during the period as a result of projections for slower growth over the near term. Some of our wireless telecommunications holdings also declined in response to delays in the widespread adoption of next-generation wireless technologies. However, our small allocation to these stocks, relative to our benchmark and peers, helped reduce the negative impact of these companies' weak returns on the Fund.

What is your outlook over the coming months?
As we begin to look out to 2002 and beyond, we have tried to position the Fund to be ready for a wide range of market environments. While falling interest rates are creating a more favorable environment for economic growth, there is no way to tell if economic growth rates are likely to respond before 2002. We have continued to have strong holdings in the consumer cyclical sector, as we believe the sector's modest growth will continue for decent gains in 2002. In addition, we have shifted our weight in certain areas of technology, mainly semiconductors, that we feel will be the first to benefit from a turnaround. Accordingly, we are closely watching corporate earnings for signs of growth, while focusing on individual companies that we believe are well positioned to meet or exceed expectations.

Average Annual
Total Returns

For the Periods Ended 9/30/01(1)

Class A
1-Year  5-Year 10-Year
------------------------
-34.50% 10.84% 13.16%

Class B        Since
1-Year  5-Year Inception
------------------------
-34.13% 11.00% 13.11%

Class C        Since
1-Year  5-Year Inception
------------------------
-31.66% 11.27% 13.82%

Class Y        Since
1-Year  5-Year Inception
------------------------
-30.25% N/A    7.53%


1. See Notes on page 10 for further details.

4 | OPPENHEIMER CAPITAL APPRECIATION FUND

   Going forward, we remain rigorously committed to our fundamental approach of seeking growth at the right price. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well. That's why Oppenheimer Capital Appreciation Fund continues to be part of The Right Way to Invest.

Top Five Common Stock Industries(3)
-----------------------------------------------------------
Computer Software                                      9.1%
-----------------------------------------------------------
Broadcasting                                           7.0
-----------------------------------------------------------
Diversified Financial                                  6.9
-----------------------------------------------------------
Healthcare/Drugs                                       6.8
-----------------------------------------------------------
Electronics                                            5.7

Top Ten Common Stock Holdings(3)
-----------------------------------------------------------
AOL Time Warner, Inc.                                  3.5%
-----------------------------------------------------------
Comcast Corp., Cl. A Special                           3.1
-----------------------------------------------------------
Microsoft Corp.                                        2.9
-----------------------------------------------------------
Citigroup, Inc.                                        2.4
-----------------------------------------------------------
Viacom, Inc., Cl. B                                    2.2
-----------------------------------------------------------
Johnson & Johnson                                      2.0
-----------------------------------------------------------
Exxon Mobil Corp.                                      1.5
-----------------------------------------------------------
Pfizer, Inc.                                           1.5
-----------------------------------------------------------
Clear Channel Communications, Inc.                     1.5
-----------------------------------------------------------
Carnival Corp.                                         1.5


Sector Allocation(2)

[pie chart]
Technology      23.2%
Consumer
Staples         17.4
Financial       14.5
Healthcare      12.6
Consumer
Cyclicals       10.8
Capital Goods    8.1
Energy           6.8
Utilities        4.3
Basic Materials  1.1
Communication
Services         0.7
Transportation   0.5


2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of the Fund's common stock holdings.
3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.

5 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended August 31, 2001, Oppenheimer Capital Appreciation Fund generally performed on par with the S&P 500 Index. We attribute the Fund's strong relative performance partly to three key factors: our disciplined approach to maintaining a well-diversified portfolio, our success in finding good investment opportunities among defensive companies that exhibited growth despite a slowing economic environment, and our timely move to take advantage of attractive prices in cyclical stocks that were hurt by the economic slowdown. Most of our best-performing holdings were grouped among various consumer-related industries, as well as the healthcare, financial and utilities sectors. Our 11% allocation of assets to short-term securities also helped maintain the Fund's net asset value. Weak results in the technology and telecommunications sectors undermined performance. However, we allocated a relatively small percentage of assets to these sectors compared to our benchmark and most of our peers.

6 | OPPENHEIMER CAPITAL APPRECIATION FUND

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2001; in the case of Class A shares, performance is measured over a 10-year period; in the case of Class B shares, from the inception of the Class on November 1, 1995, in the case of Class C shares, from the inception of the Class on December 1, 1993, and in the case of Class Y shares, from the inception of the Class on November 3, 1997. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included.
   The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

7 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]
                Oppenheimer Capital Appreciation
                Fund (Class A)                          S&P 500 Index
12/31/91         9425                                   10000
                 9211                                    9748
                 8882                                    9933
                 9223                                   10246
                10393                                   10761
                10364                                   11230
                10318                                   11284
                10557                                   11575
12/31/93        10801                                   11843
                10519                                   11395
                10229                                   11442
                10826                                   12001
                10850                                   11999
                11828                                   13166
                13218                                   14421
                14374                                   15566
12/31/95        14631                                   16502
                15681                                   17388
                16487                                   18167
08/31/96(1)     16428                                   17732
                18998                                   20699
                19422                                   21725
                20904                                   23426
08/31/97        23085                                   24935
                23581                                   26598
                25598                                   29326
                26361                                   30607
08/31/98        22147                                   26960
                26803                                   32898
                30016                                   35120
                31716                                   37045
08/31/99        32635                                   37692
                36217                                   39771
                44680                                   39239
                43801                                   40923
08/31/00        48304                                   43838
                39836                                   38091
                39298                                   36023
                40275                                   36606
08/31/01        35561                                   33152

Average Annual Total Return of Class A Shares of the Fund at 8/31/01(1,2)
1-Year -30.62%  5-Year 15.33%   10-Year 14.43%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]
                Oppenheimer Capital Appreciation
                Fund (Class B)                          S&P 500 Index
11/01/95        10000                                   10000
12/31/95        10167                                   10640
03/31/96        10873                                   11211
06/30/96        11411                                   11713
08/31/96        11352                                   11432
11/30/96        13098                                   13345
02/28/97        13362                                   14007
05/31/97        14347                                   15104
08/31/97        15813                                   16077
11/30/97        16120                                   17149
02/28/98        17458                                   18907
05/31/98        17945                                   19734
08/31/98        15044                                   17382
11/30/98        18171                                   21211
02/28/99        20310                                   22643
05/31/99        21418                                   23884
08/31/99        21995                                   24301
11/30/99        24362                                   25642
02/29/00        29998                                   25299
05/31/00        29350                                   26385
08/31/00        32305                                   28264
11/30/00        26590                                   24559
02/28/01        26179                                   23226
05/31/01        26782                                   23602
08/31/01        23501                                   21375

Average Annual Total Return of Class B Shares of the Fund at 8/31/01(1,2)
1-Year -30.21%  5-Year 15.54%   Since Inception 15.77%

1. The Fund changed its fiscal year from 12/31 to 8/31.
2. See Notes on page 10 for further details.

8 | OPPENHEIMER CAPITAL APPRECIATION FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]
                Oppenheimer Capital Appreciation
                Fund (Class C)                          S&P 500 Index
12/01/93        10000                                   10000
12/31/93        10117                                   10121
03/31/94         9825                                    9738
06/30/94         9530                                    9778
09/30/94        10061                                   10256
12/31/94        10066                                   10254
03/31/95        10942                                   11251
06/30/95        12195                                   12324
09/30/95        13233                                   13302
12/31/95        13444                                   14103
03/31/96        14381                                   14859
06/30/96        15085                                   15525
08/31/96        15011                                   15153
11/30/96        17322                                   17689
02/28/97        17671                                   18566
05/31/97        18978                                   20020
08/31/97        20917                                   21309
11/30/97        21322                                   22731
02/28/98        23094                                   25061
05/31/98        23737                                   26157
08/31/98        19904                                   23040
11/30/98        24040                                   28114
02/28/99        26863                                   30013
05/31/99        28329                                   31658
08/31/99        29092                                   32211
11/30/99        32220                                   33988
02/29/00        39681                                   33533
05/31/00        38829                                   34972
08/31/00        42735                                   37463
11/30/00        35168                                   32552
02/28/01        34634                                   30785
05/31/01        35426                                   31283
08/31/01        31217                                   28332

Average Annual Total Return of Class C Shares of the Fund at 8/31/01(1,2)
1-Year -27.60%  5-Year 15.77%   Since Inception 15.82%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]
                Oppenheimer Capital Appreciation
                Fund (Class Y)                          S&P 500 Index
11/03/97        10000                                   10000
11/30/97         9833                                   10463
02/28/98        10680                                   11535
05/31/98        11009                                   12039
08/31/98         9255                                   10605
11/30/98        11211                                   12940
02/28/99        12564                                   13815
05/31/99        13291                                   14572
08/31/99        13688                                   14826
11/30/99        15203                                   15644
02/29/00        18778                                   15435
05/31/00        18430                                   16097
08/31/00        20347                                   17244
11/30/00        16789                                   14983
02/28/01        16579                                   14170
05/31/01        17009                                   14399
08/31/01        15034                                   13041

Average Annual Total Return of Class Y Shares of the Fund at 8/31/01(1,2) 1-Year -26.12% Since Inception 11.24%

The performance information for the S&P 500 Index in the graphs begins on 12/31/91 for Class A, 10/31/95 for Class B, 11/30/93 for Class C and 10/31/97
for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to the same scale.

9 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's portfolio allocations, management and strategies are subject to change. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 1/22/81. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. Class C shares of the Fund were first publicly offered on 12/1/93.

Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01, therefore no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/3/97. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 | OPPENHEIMER CAPITAL APPRECIATION FUND

Financials

11 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS        August 31, 2001

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--87.0%
----------------------------------------------------------------------------------
 Basic Materials--1.0%
----------------------------------------------------------------------------------
 Chemicals--0.4%
 IMC Global, Inc.                                           401,000   $  4,735,810
----------------------------------------------------------------------------------
 PPG Industries, Inc.                                       300,000     16,236,000
                                                                      ------------
                                                                        20,971,810

----------------------------------------------------------------------------------
 Paper--0.6%
 International Paper Co.                                    800,000     32,096,000
----------------------------------------------------------------------------------
 Capital Goods--7.1%
----------------------------------------------------------------------------------
 Aerospace/Defense--0.4%
 Boeing Co.                                                 200,000     10,240,000
----------------------------------------------------------------------------------
 Northrop Grumman Corp.                                     133,400     10,938,800
                                                                      ------------
                                                                        21,178,800

----------------------------------------------------------------------------------
 Electrical Equipment--1.1%
 General Electric Co.                                       550,000     22,539,000
----------------------------------------------------------------------------------
 SPX Corp.(1)                                                60,060      6,981,975
----------------------------------------------------------------------------------
 Vishay Intertechnology, Inc.(1)                          1,535,000     35,811,550
                                                                      ------------
                                                                        65,332,525

----------------------------------------------------------------------------------
 Industrial Services--1.3%
 Philadelphia Suburban Corp.                                149,100      4,115,160
----------------------------------------------------------------------------------
 Waste Management, Inc.                                   2,200,000     68,046,000
                                                                      ------------
                                                                        72,161,160

----------------------------------------------------------------------------------
 Manufacturing--4.3%
 Flextronics International Ltd.(1)                        1,860,000     40,808,400
----------------------------------------------------------------------------------
 Honeywell International, Inc.                            1,100,000     40,986,000
----------------------------------------------------------------------------------
 Mettler-Toledo International, Inc.(1)                      527,350     24,136,810
----------------------------------------------------------------------------------
 Millipore Corp.                                            281,000     17,829,450
----------------------------------------------------------------------------------
 Sanmina Corp.(1)                                         3,693,700     66,523,537
----------------------------------------------------------------------------------
 Tyco International Ltd.                                  1,009,791     52,458,642
                                                                      ------------
                                                                       242,742,839

----------------------------------------------------------------------------------
 Communication Services--0.6%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--0.1%
 WorldCom, Inc./WorldCom Group(1)                           617,000      7,934,620
----------------------------------------------------------------------------------
 Telecommunications: Wireless--0.5%
 Vodafone Group plc, Sponsored ADR                        1,323,300     26,664,495
----------------------------------------------------------------------------------
 Consumer Cyclicals--9.3%
----------------------------------------------------------------------------------
 Autos & Housing--0.5%
 Centex Corp.                                               182,690      8,001,822
----------------------------------------------------------------------------------
 Ethan Allen Interiors, Inc.                                615,160     21,715,148
                                                                      ------------
                                                                        29,716,970

12 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Consumer Services--1.1%
 Omnicom Group, Inc.                                        790,000   $ 61,454,100
----------------------------------------------------------------------------------
 Leisure & Entertainment--2.7%
 Carnival Corp.                                           2,670,000     83,517,600
----------------------------------------------------------------------------------
 Fairmont Hotels & Resorts, Inc.(1)                         355,000      8,262,951
----------------------------------------------------------------------------------
 Harley-Davidson, Inc.                                      710,000     34,498,900
----------------------------------------------------------------------------------
 Host Marriott Corp.                                      2,225,000     28,480,000
                                                                      ------------
                                                                       154,759,451

----------------------------------------------------------------------------------
 Media--2.5%
 Kadant, Inc.(1)                                            210,196      2,911,215
----------------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                             1,090,000     64,582,500
----------------------------------------------------------------------------------
 News Corp. Ltd. (The), Sponsored ADR                     2,300,000     74,957,000
                                                                      ------------
                                                                       142,450,715

----------------------------------------------------------------------------------
 Retail: Specialty--2.5%
 Circuit City Stores, Inc./Circuit City Group               765,000     12,775,500
----------------------------------------------------------------------------------
 Gap, Inc.                                                2,200,000     43,230,000
----------------------------------------------------------------------------------
 Home Depot, Inc.                                           600,000     27,570,000
----------------------------------------------------------------------------------
 Nike, Inc., Cl. B                                          490,000     24,500,000
----------------------------------------------------------------------------------
 Rite Aid Corp.(1)                                        1,100,000      8,734,000
----------------------------------------------------------------------------------
 Tiffany & Co.                                              900,000     28,035,000
                                                                      ------------
                                                                       144,844,500

----------------------------------------------------------------------------------
 Consumer Staples--15.1%
----------------------------------------------------------------------------------
 Beverages--2.4%
 Anheuser-Busch Cos., Inc.                                1,760,000     75,750,400
----------------------------------------------------------------------------------
 PepsiCo, Inc.                                            1,300,000     61,100,000
                                                                      ------------
                                                                       136,850,400

----------------------------------------------------------------------------------
 Broadcasting--7.0%
 Adelphia Communications Corp., Cl. A(1)                    903,000     28,489,650
----------------------------------------------------------------------------------
 Cablevision Systems Corp., Cl. A(1)                        900,000     42,030,000
----------------------------------------------------------------------------------
 Clear Channel Communications, Inc.(1)                    1,697,440     85,330,309
----------------------------------------------------------------------------------
 Comcast Corp., Cl. A Special(1)                          4,900,000    179,487,000
----------------------------------------------------------------------------------
 Fox Entertainment Group, Inc., A Shares(1)                 700,000      17,164,00
----------------------------------------------------------------------------------
 Hispanic Broadcasting Corp.(1)                           1,177,925     24,312,372
----------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A(1)                   770,000     22,969,100
                                                                      ------------
                                                                       399,782,431

----------------------------------------------------------------------------------
 Entertainment--3.3%
 Royal Caribbean Cruises Ltd.                             2,700,000     63,018,000
----------------------------------------------------------------------------------
 Viacom, Inc., Cl. B(1)                                   3,000,000    127,200,000
                                                                      ------------
                                                                       190,218,000

13 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS        Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Food--0.2%
 Sysco Corp.                                                360,000   $ 10,087,200
----------------------------------------------------------------------------------
 Food & Drug Retailers--2.2%
 CVS Corp.                                                  900,000     32,499,000
----------------------------------------------------------------------------------
 Kroger Co. (The)(1)                                      1,260,000     33,541,200
----------------------------------------------------------------------------------
 Safeway, Inc.(1)                                         1,376,000     62,071,360
                                                                      ------------
                                                                       128,111,560

----------------------------------------------------------------------------------
 Energy--5.9%
----------------------------------------------------------------------------------
 Energy Services--1.9%
 BJ Services Co.(1)                                       1,020,000     22,878,600
----------------------------------------------------------------------------------
 Halliburton Co.                                            860,000     23,959,600
----------------------------------------------------------------------------------
 Noble Drilling Corp.(1)                                    437,510     11,900,272
----------------------------------------------------------------------------------
 PanCanadian Energy Corp.(1)                                971,280     22,713,954
----------------------------------------------------------------------------------
 Rowan Cos., Inc.(1)                                        550,000      8,552,500
----------------------------------------------------------------------------------
 Schlumberger Ltd.                                          164,060      8,038,940
----------------------------------------------------------------------------------
 Varco International, Inc.(1)                               600,000      9,108,000
                                                                      ------------
                                                                       107,151,866

----------------------------------------------------------------------------------
 Oil: Domestic--2.6%
 Amerada Hess Corp.                                         700,000     54,397,000
----------------------------------------------------------------------------------
 Exxon Mobil Corp.                                        2,200,000     88,330,000
----------------------------------------------------------------------------------
 Suncor Energy, Inc.                                        224,370      6,248,705
                                                                      ------------
                                                                       148,975,705

----------------------------------------------------------------------------------
 Oil: International--1.4%
 TotalFinaElf SA, Sponsored ADR                           1,080,000     79,758,000
----------------------------------------------------------------------------------
 Financial--12.6%
----------------------------------------------------------------------------------
 Banks--2.3%
 Bank of America Corp.                                      780,000     47,970,000
----------------------------------------------------------------------------------
 Bank One Corp.                                           1,000,000     34,690,000
----------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                  1,100,000     43,340,000
----------------------------------------------------------------------------------
 TCF Financial Corp.                                        109,900      4,989,460
                                                                      ------------
                                                                       130,989,460

----------------------------------------------------------------------------------
 Diversified Financial--6.9%
 Citigroup, Inc.                                          3,010,000    137,707,500
----------------------------------------------------------------------------------
 Concord EFS, Inc.(1)                                       550,520     28,885,784
----------------------------------------------------------------------------------
 Fannie Mae                                                 700,000     53,347,000
----------------------------------------------------------------------------------
 Freddie Mac                                              1,320,000     83,001,600
----------------------------------------------------------------------------------
 Schwab (Charles) Corp.                                   2,700,000     33,642,000
----------------------------------------------------------------------------------
 USA Education, Inc.                                        700,000     55,447,000
                                                                      ------------
                                                                       392,030,884

14 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Insurance--2.8%
 American International Group, Inc.                         900,000   $ 70,380,000
----------------------------------------------------------------------------------
 Everest Re Group Ltd.                                      290,000     18,821,000
----------------------------------------------------------------------------------
 Willis Group Holdings Ltd.(1)                              599,420     11,275,090
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                     740,000     61,420,000
                                                                      ------------
                                                                       161,896,090

----------------------------------------------------------------------------------
 Real Estate Investment Trusts--0.6%
 Boston Properties, Inc.                                    925,000     36,445,000
----------------------------------------------------------------------------------
 Healthcare--11.0%
----------------------------------------------------------------------------------
 Healthcare/Drugs--6.8%
 Andrx Group(1)                                             333,120     23,415,005
----------------------------------------------------------------------------------
 Genzyme Corp. (General Division)(1)                        597,110     33,820,310
----------------------------------------------------------------------------------
 GlaxoSmithKline plc, ADR                                   690,000     36,535,500
----------------------------------------------------------------------------------
 HCA, Inc.                                                  260,000     11,892,400
----------------------------------------------------------------------------------
 IDEC Pharmaceuticals Corp.(1)                              540,490     32,034,842
----------------------------------------------------------------------------------
 Johnson & Johnson                                        2,189,000    115,382,190
----------------------------------------------------------------------------------
 Perrigo Co.(1)                                           1,175,370     18,970,472
----------------------------------------------------------------------------------
 Pfizer, Inc.                                             2,260,000     86,580,600
----------------------------------------------------------------------------------
 Serono SA, Sponsored ADR                                 1,200,000     27,840,000
                                                                      ------------
                                                                       386,471,319

----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--4.2%
 Applera Corp./Applied Biosystems Group                   1,310,000     32,763,100
----------------------------------------------------------------------------------
 Biomet, Inc.                                             1,298,775     35,885,153
----------------------------------------------------------------------------------
 Covance, Inc.(1)                                           910,000     17,490,200
----------------------------------------------------------------------------------
 HEALTHSOUTH Corp.(1)                                       710,000     12,836,800
----------------------------------------------------------------------------------
 McKesson Corp.                                             790,000     31,007,500
----------------------------------------------------------------------------------
 Medtronic, Inc.                                            970,000     44,173,800
----------------------------------------------------------------------------------
 PerkinElmer, Inc.                                          708,580     22,731,246
----------------------------------------------------------------------------------
 Stryker Corp.                                              741,080     40,633,416
                                                                      ------------
                                                                       237,521,215

----------------------------------------------------------------------------------
 Technology--20.2%
----------------------------------------------------------------------------------
 Computer Hardware--0.3%
 SanDisk Corp.(1)                                           825,000     16,920,750
----------------------------------------------------------------------------------
 Taiwan Semiconductor Manufacturing Co. Ltd., ADR           120,000      1,557,600
                                                                      ------------
                                                                        18,478,350

----------------------------------------------------------------------------------
 Computer Services--0.8%
 First Data Corp.                                           666,000     43,856,100

15 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS        Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Computer Software--9.1%
 AOL Time Warner, Inc.(1)                                 5,300,000   $197,955,000
----------------------------------------------------------------------------------
 Cadence Design Systems, Inc.(1)                          1,400,000     30,772,000
----------------------------------------------------------------------------------
 Check Point Software Technologies Ltd.(1)                  755,150     24,157,249
----------------------------------------------------------------------------------
 Electronic Arts, Inc.(1)                                   843,230     48,662,803
----------------------------------------------------------------------------------
 Microsoft Corp.(1)                                       2,900,000    165,445,000
----------------------------------------------------------------------------------
 Oracle Corp.(1)                                            400,000      4,884,000
----------------------------------------------------------------------------------
 Peoplesoft, Inc.(1)                                        770,000     26,549,600
----------------------------------------------------------------------------------
 Veritas Software Corp.(1)                                  796,533     22,876,428
                                                                      ------------
                                                                       521,302,080

----------------------------------------------------------------------------------
 Communications Equipment--4.3%
 CIENA Corp.(1)                                             700,000     11,984,000
----------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                   3,350,000     54,705,500
----------------------------------------------------------------------------------
 Extreme Networks, Inc.(1)                                1,140,500     18,213,785
----------------------------------------------------------------------------------
 L.M. Ericsson Telephone Co., ADR, Cl. B                    950,000      4,731,000
----------------------------------------------------------------------------------
 Lucent Technologies, Inc.                                1,590,000     10,843,800
----------------------------------------------------------------------------------
 Newport Corp.                                              500,000      9,060,000
----------------------------------------------------------------------------------
 Nokia Corp., Sponsored ADR, A Shares                     4,120,000     64,848,800
----------------------------------------------------------------------------------
 QUALCOMM, Inc.(1)                                        1,200,000     70,620,000
                                                                      ------------
                                                                       245,006,885

----------------------------------------------------------------------------------
 Electronics--5.7%
 Analog Devices, Inc.(1)                                    440,000     21,023,200
----------------------------------------------------------------------------------
 Atmel Corp.(1)                                           3,228,100     30,957,479
----------------------------------------------------------------------------------
 Cypress Semiconductor Corp.(1)                           1,050,000     22,690,500
----------------------------------------------------------------------------------
 International Rectifier Corp.(1)                           790,000     29,214,200
----------------------------------------------------------------------------------
 Micron Technology, Inc.(1)                               1,300,000     48,893,000
----------------------------------------------------------------------------------
 National Semiconductor Corp.(1)                          1,020,000     33,711,000
----------------------------------------------------------------------------------
 RF Micro Devices, Inc.(1)                                1,740,000     44,300,400
----------------------------------------------------------------------------------
 Texas Instruments, Inc.                                    800,000     26,480,000
----------------------------------------------------------------------------------
 Thermo Electron Corp.(1)                                   330,000      7,151,100
----------------------------------------------------------------------------------
 Vitesse Semiconductor Corp.(1)                           1,200,000     17,520,000
----------------------------------------------------------------------------------
 Waters Corp.(1)                                          1,280,000     42,406,400
                                                                      ------------
                                                                       324,347,279

----------------------------------------------------------------------------------
 Transportation--0.4%
----------------------------------------------------------------------------------
 Railroads & Truckers--0.2%
 Canadian Pacific Ltd.(1)                                   710,000     13,328,818
----------------------------------------------------------------------------------
 Shipping--0.2%
 Expeditors International of Washington, Inc.               250,000     12,715,000


16 | OPPENHEIMER CAPITAL APPRECIATION FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Utilities--3.8%

----------------------------------------------------------------------------------
 Electric Utilities--1.2%
 Duke Energy Corp.                                        1,600,000 $   62,896,000
----------------------------------------------------------------------------------
 Potomac Electric Power Co.                                 190,260      4,278,947
                                                                    --------------
                                                                        67,174,947

----------------------------------------------------------------------------------
 Gas Utilities--2.6%
 El Paso Corp.                                            1,600,000     77,744,000
----------------------------------------------------------------------------------
 Enron Corp.                                                800,000     27,992,000
----------------------------------------------------------------------------------
 Kinder Morgan, Inc.                                        210,000     11,676,000
----------------------------------------------------------------------------------
 Williams Cos., Inc. (The)                                  910,000     29,620,500
                                                                    --------------
                                                                       147,032,500
                                                                    --------------
 Total Common Stocks (Cost $5,246,682,395)                           4,961,839,074

                                                          Principal
                                                             Amount
==================================================================================
 U.S. Government Obligations--0.5%

 U.S. Treasury Nts., 6.375%, 4/30/02 (Cost $29,883,766) $30,000,000     30,601,200

==================================================================================
 Structured Instruments--0.6%

 Credit Suisse First Boston Corp. (New York Branch),
 Carnival Corp. Equity Linked Nts., 7%, 7/17/02(2)       15,000,834     21,001,168
----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., Medium-Term Stock Linked Nts.,
 Series B, 7%, 7/8/02 (linked to the performance of
 The Gap, Inc. common stock)                             15,000,000     10,500,000
                                                                    --------------
 Total Structured Instruments (Cost $30,000,834)                        31,501,168

==================================================================================
 Short-Term Notes--8.2%

 Barton Capital Corp.:
 3.52%, 10/4/01                                          25,000,000     24,919,333
 3.65%, 9/7/01                                           50,000,000     49,969,583
----------------------------------------------------------------------------------
 Corporate Receivables Corp.:
 3.46%, 10/10/01                                         25,000,000     24,906,292
 3.49%, 10/2/01                                          50,000,000     49,849,736
----------------------------------------------------------------------------------
 CXC, Inc.:
 3.47%. 10/1/01                                          25,000,000     24,927,708
 3.48%, 10/4/01                                          50,000,000     49,840,500
----------------------------------------------------------------------------------
 GOVCO, Inc.:
 3.52%, 10/3/01                                          50,000,000     49,843,556
 3.64%, 9/11/01                                          25,000,000     24,974,722
----------------------------------------------------------------------------------
 Greyhawk Funding LLC:
 3.45%, 10/12/01                                         40,000,000     39,842,833
 3.50%, 10/18/01                                         40,000,000     39,817,222
----------------------------------------------------------------------------------
 National Rural Utilities Cooperative
 Finance Corp., 3.63%, 9/10/01                           33,000,000     32,970,053
----------------------------------------------------------------------------------
 Sheffield Receivables Corp., 3.69%, 9/6/01              35,000,000     34,982,063
----------------------------------------------------------------------------------
 Verizon Network Funding, 3.64%, 9/14/01                 20,900,000     20,872,528
                                                                    --------------
 Total Short-Term Notes (Cost $467,716,129)                            467,716,129

17 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS        Continued

                                                        Principal     Market Value
                                                           Amount       See Note 1
==================================================================================
 Repurchase Agreements--3.4%
 Repurchase agreement with PaineWebber, Inc.,
 3.67%, dated 8/31/01, to be repurchased at
 $195,201,566 on 9/4/01, collateralized by
 Federal National Mortgage Assn., 6%-6.50%,
 8/1/16-6/1/31, with a value of $199,573,457
 (Cost $195,122,000)                                 $195,122,000   $  195,122,000

----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $5,969,405,124)           99.7%   5,686,779,571
----------------------------------------------------------------------------------
 Other Assets Net of Liabilities                              0.3       18,603,011
                                                     -----------------------------
 Net Assets                                                 100.0%  $5,705,382,582
                                                     =============================



Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2001

==================================================================================
 Assets

 Investments, at value (cost $5,969,405,124)--
 see accompanying statement                                         $5,686,779,571
----------------------------------------------------------------------------------
 Cash                                                                       63,817
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     25,527,791
 Investments sold                                                       22,580,083
 Interest and dividends                                                  5,178,122
 Other                                                                     388,822
                                                                    --------------
 Total assets                                                        5,740,518,206

==================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                  21,260,510
 Shares of beneficial interest redeemed                                 10,144,233
 Distribution and service plan fees                                      2,016,598
 Trustees' compensation                                                    765,116
 Transfer and shareholder servicing agent fees                             404,459
 Shareholder reports                                                        38,870
 Other                                                                     505,838
                                                                    --------------
 Total liabilities                                                      35,135,624

==================================================================================
 Net Assets                                                         $5,705,382,582
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                    $5,855,824,694
----------------------------------------------------------------------------------
 Accumulated net investment loss                                          (739,767)
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                         132,954,948
----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities denominated in
 foreign currencies                                                   (282,657,293)
                                                                    --------------
 Net Assets                                                         $5,705,382,582
                                                                    ==============

19 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

===============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $3,055,197,170 and 74,319,407 shares of beneficial interest outstanding)                $41.11
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                             $43.62
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,242,098,454 and 31,774,279 shares of beneficial interest outstanding)                $39.09
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $426,476,160
 and 11,036,377 shares of beneficial interest outstanding)                               $38.64
-----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred
 sales charge) and offering price per share (based on net assets of $6,790,836           $41.05
 and 165,428 shares of beneficial interest outstanding)
-----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $974,819,962 and 23,459,182 shares of beneficial interest
 outstanding)                                                                            $41.55


See accompanying Notes to Financial Statements.

20 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2001

==================================================================================
 Investment Income

 Interest                                                          $    39,704,570
----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $261,631)               39,471,531
                                                                   ---------------
 Total income                                                           79,176,101

==================================================================================
 Expenses

 Management fees                                                        35,024,076
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 7,637,291
 Class B                                                                12,648,587
 Class C                                                                 3,997,529
 Class N                                                                     7,904
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 5,239,603
 Class B                                                                 2,040,275
 Class C                                                                   653,404
 Class N                                                                     3,741
 Class Y                                                                   241,405
----------------------------------------------------------------------------------
 Shareholder reports                                                     1,755,268
----------------------------------------------------------------------------------
 Trustees' compensation                                                    679,230
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                85,828
----------------------------------------------------------------------------------
 Other                                                                     778,544
                                                                   ---------------
 Total expenses                                                         70,792,685
 Less reduction to custodian expenses                                      (43,775)
                                                                   ---------------
 Net expenses                                                           70,748,910

==================================================================================
 Net Investment Income                                                   8,427,191

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                           217,642,403
 Foreign currency transactions                                          (1,164,791)
                                                                   ---------------
 Net realized gain (loss)                                              216,477,612

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                        (2,129,820,226)
 Translation of assets and liabilities denominated
 in foreign currencies                                                     (34,160)
                                                                   ---------------
 Net change                                                         (2,129,854,386)
                                                                   ---------------
 Net realized and unrealized gain (loss)                            (1,913,376,774)

==================================================================================
 Net Decrease in Net Assets Resulting from Operations              $(1,904,949,583)
                                                                   ===============


See accompanying Notes to Financial Statements.

21 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended August 31,                                         2001           2000
==================================================================================
 Operations

 Net investment income (loss)                        $    8,427,191 $   (5,304,730)
----------------------------------------------------------------------------------
 Net realized gain (loss)                               216,477,612    610,521,636
----------------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation)                                      (2,129,854,386) 1,150,983,759
                                                     -----------------------------
 Net increase (decrease) in net assets resulting
 from operations                                     (1,904,949,583) 1,756,200,665

==================================================================================
 Dividends and/or Distributions to Shareholders

 Distributions from net realized gain:
 Class A                                               (315,580,814)  (156,146,182)
 Class B                                               (125,027,291)   (44,540,426)
 Class C                                                (38,476,846)   (13,722,828)
 Class N                                                         --             --
 Class Y                                               (110,054,951)   (34,586,462)

==================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                742,228,163    665,798,352
 Class B                                                436,276,561    530,123,230
 Class C                                                189,865,151    155,176,037
 Class N                                                  7,285,737             --
 Class Y                                                143,938,999    632,947,701

==================================================================================
 Net Assets

 Total increase (decrease)                             (974,494,874) 3,491,250,087
----------------------------------------------------------------------------------
 Beginning of period                                  6,679,877,456  3,188,627,369
                                                     -----------------------------
 End of period (including accumulated net investment
 loss of $739,767 and $277,880, respectively)        $5,705,382,582 $6,679,877,456
                                                     =============================

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

 Class A      Year Ended August 31,                      2001            2000            1999            1998           1997
 ===========================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                  $62.12          $44.73          $32.53          $38.63         $30.81
 ---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             .10            (.02)           (.04)            .17            .18
 Net realized and unrealized gain (loss)               (15.86)          20.63           14.87           (1.55)         11.36
                                                       ---------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.76)          20.61           14.83           (1.38)         11.54
 ---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --              --            (.09)           (.15)          (.17)
 Distributions from net realized gain                   (5.25)          (3.22)          (2.54)          (4.57)         (3.55)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (5.25)          (3.22)          (2.63)          (4.72)         (3.72)
 ---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $41.11          $62.12          $44.73          $32.53         $38.63
                                                       =====================================================================

 ===========================================================================================================================
 Total Return, at Net Asset Value(1)                   (26.38)%         48.01%          47.36%          (4.06)%        40.52%

 ===========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $3,055,197      $3,648,961      $2,071,317      $1,233,958     $1,179,362
 ---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $3,255,995      $2,898,088      $1,788,774      $1,352,628     $  985,813
 ---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                            0.28%              0%          (0.05)%          0.48%          0.53%
 Expenses                                                1.03%           1.06%           1.04%           1.00%(3)       1.01%(3)
 ---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   46%             44%             59%             60%            66%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B      Year Ended August 31,                        2001           2000            1999          1998           1997
 ==========================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                    $59.80         $43.48          $31.85        $38.07         $30.56
 --------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                              (.07)          (.20)           (.21)         (.02)           .07
 Net realized and unrealized gain (loss)                 (15.39)         19.74           14.38         (1.62)         11.05
                                                         ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   (15.46)         19.54           14.17         (1.64)         11.12
 --------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        --             --              --          (.01)          (.06)
 Distributions from net realized gain                     (5.25)         (3.22)          (2.54)        (4.57)         (3.55)
                                                         ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (5.25)         (3.22)          (2.54)        (4.58)         (3.61)
 --------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $39.09         $59.80          $43.48        $31.85         $38.07
                                                         ==================================================================

 ==========================================================================================================================
 Total Return, at Net Asset Value(1)                     (26.95)%        46.88%          46.20%        (4.86)%        39.30%

 ==========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $1,242,098     $1,333,387        $531,625      $193,638        $52,220
 --------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $1,265,753     $  922,480        $372,157      $132,908        $23,678
 --------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                      (0.48)%        (0.76)%         (0.86)%       (0.37)%        (0.33)%
 Expenses                                                  1.80%          1.83%           1.84%         1.81%(3)       1.86%(3)
 --------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     46%            44%             59%           60%            66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER CAPITAL APPRECIATION FUND

 Class C      Year Ended August 31,                        2001          2000         1999           1998            1997
 ========================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                    $59.19        $43.06       $31.57         $37.76          $30.27
 ------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                              (.01)         (.18)        (.23)          (.03)            .01
 Net realized and unrealized gain (loss)                 (15.29)        19.53        14.26          (1.59)          11.03
                                                         ----------------------------------------------------------------
 Total income (loss) from
 investment operations                                   (15.30)        19.35        14.03          (1.62)          11.04
 ------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        --            --           --             --              --
 Distributions from net realized gain                     (5.25)        (3.22)       (2.54)         (4.57)          (3.55)
                                                         ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (5.25)        (3.22)       (2.54)         (4.57)          (3.55)
 ------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $38.64        $59.19       $43.06         $31.57          $37.76
                                                         ================================================================

 ========================================================================================================================
 Total Return, at Net Asset Value(1)                     (26.95)%       46.89%       46.16%         (4.84)%         39.35%

 ========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $426,476      $402,442     $165,231        $76,058         $36,148
 ------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $400,009      $278,800     $126,443        $61,503         $19,508
 ------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                      (0.48)%       (0.76)%      (0.86)%        (0.36)%         (0.32)%
 Expenses                                                  1.80%         1.83%        1.85%          1.82%(3)        1.85%(3)
 ------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     46%           44%          59%            60%             66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

25 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued

                                                  Period Ended
 Class N                                    August 31, 2001(1)
==============================================================
 Per Share Operating Data

 Net asset value, beginning of period                   $45.58
--------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                      (.01)
 Net realized and unrealized gain (loss)                 (4.52)
                                                        ------
 Total income (loss) from investment operations          (4.53)
--------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       --
 Distributions from net realized gain                       --
                                                        ------
 Total dividends and/or distributions to shareholders       --
--------------------------------------------------------------
 Net asset value, end of period                         $41.05
                                                        ======

==============================================================
Total Return, at Net Asset Value(2)                      (9.94)%

==============================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $6,791
--------------------------------------------------------------
 Average net assets (in thousands)                      $3,173
--------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                     (0.11)%
 Expenses                                                 1.36%
--------------------------------------------------------------
 Portfolio turnover rate                                    46%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

26 | OPPENHEIMER CAPITAL APPRECIATION FUND

 Class Y     Year Ended August 31,                            2001              2000            1999         1998(1)
====================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                       $62.51            $44.81          $32.56          $40.15
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .27               .13             .13             .30
 Net realized and unrealized gain (loss)                    (15.98)            20.79           14.85           (3.11)
                                                            --------------------------------------------------------
 Total income (loss) from investment operations             (15.71)            20.92           14.98           (2.81)
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           --                --            (.19)           (.21)
 Distributions from net realized gain                        (5.25)            (3.22)          (2.54)          (4.57)
                                                            --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                             (5.25)            (3.22)          (2.73)          (4.78)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $41.55            $62.51          $44.81          $32.56
                                                            ========================================================

====================================================================================================================
 Total Return, at Net Asset Value(2)                        (26.12)%           48.64%          47.90%          (7.45)%

====================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $  974,820        $1,295,087        $420,455        $180,512
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $1,095,575        $  855,270        $307,498        $139,050
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                        0.66%             0.45%           0.30%           0.75%
 Expenses                                                     0.66%             0.64%           0.68%           0.69%(4)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        46%               44%             59%             60%

1. For the period from November 3, 1997 (inception of offering) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

27 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

28 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2001, the market value of these securities comprised 0.6% of the Fund's net assets, and resulted in unrealized gains in the current period of $1,500,334.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

29 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2001, the Fund's projected benefit obligations were increased by $474,179 and payments of $12,292 were made to retired trustees, resulting in an accumulated liability of $739,802 as of August 31, 2001.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $15,509,985, a decrease in accumulated net investment income of $8,889,078, and a decrease in accumulated net realized gain on investments of $6,620,907. This reclassification includes $15,509,985 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

30 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

31 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                            Year Ended August 31, 2001(1)           Year Ended August 31, 2000
                                    Shares                         Amount             Shares            Amount
--------------------------------------------------------------------------------------------------------------
Class A
Sold                            22,608,674                 $1,080,716,997         21,248,494    $1,161,716,520
Dividends and/or
distributions reinvested         6,337,191                    296,137,035          2,997,611       146,972,843
Redeemed                       (13,365,396)                  (634,625,869)       (11,817,625)     (642,891,011)
                               -------------------------------------------------------------------------------
Net increase (decrease)         15,580,469                 $  742,228,163         12,428,480    $  665,798,352
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
Class B
Sold                            12,135,550                 $  557,398,730         12,651,311    $  670,804,410
Dividends and/or
distributions reinvested         2,633,268                    117,655,350            907,173        43,064,587
Redeemed                        (5,291,430)                  (238,777,519)        (3,488,619)      (183,745,767)
                               -------------------------------------------------------------------------------
Net increase (decrease)          9,477,388                 $  436,276,561         10,069,865    $  530,123,230
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
Class C
Sold                             5,484,946                 $  247,461,141          4,959,476    $  257,314,222
Dividends and/or
distributions reinvested           812,514                     35,888,768            280,983        13,200,947
Redeemed                        (2,060,592)                   (93,484,758)        (2,278,272)     (115,339,132)
                               -------------------------------------------------------------------------------
Net increase (decrease)          4,236,868                 $  189,865,151          2,962,187    $  155,176,037
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
Class N
Sold                               178,524                 $    7,841,445                 --    $           --
Dividends and/or
distributions reinvested                --                             --                 --                --
Redeemed                           (13,096)                      (555,708)                --                --
                               -------------------------------------------------------------------------------
Net increase (decrease)            165,428                 $    7,285,737                 --    $           --
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
Class Y
Sold                             7,131,501                 $  354,385,311         12,933,936    $  723,894,124
Dividends and/or
distributions reinvested         2,298,717                    108,246,627            703,262        34,586,461
Redeemed                        (6,689,239)                  (318,692,939)        (2,302,166)     (125,532,884)
                               -------------------------------------------------------------------------------
Net increase (decrease)          2,740,979                 $  143,938,999         11,335,032    $  632,947,701
                               ===============================================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

32 | OPPENHEIMER CAPITAL APPRECIATION FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $3,428,733,360 and $2,453,054,235, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $5,984,595,716 was:

         Gross unrealized appreciation              $ 425,881,547
         Gross unrealized depreciation               (723,697,692)
                                                    -------------
         Net unrealized appreciation (depreciation) $(297,816,145)
                                                    =============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, 0.54% of average annual net assets over $4.5 billion. Starting January 1, 2001, the rate was revised to be 0.54% of average annual net assets over $4.5 billion to $8.5 billion and 0.52% of average annual net assets over $8.5 billion. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 0.58%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate          Class A    Commissions     Commissions     Commissions     Commissions
                      Front-End        Front-End     on Class A      on Class B      on Class C      on Class C
                  Sales Charges    Sales Charges         Shares          Shares          Shares          Shares
                     on Class A      Retained by    Advanced by     Advanced by     Advanced by     Advanced by
Year Ended               Shares      Distributor    Distributor(1)  Distributor(1)  Distributor(1)  Distributor(1)
------------------------------------------------------------------------------------------------------------------
August 31, 2001     $10,082,655       $2,828,156     $1,634,569     $16,125,855      $1,835,899         $75,470

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                      Class A            Class B             Class C            Class N
                   Contingent         Contingent          Contingent         Contingent
                     Deferred           Deferred            Deferred           Deferred
                Sales Charges      Sales Charges       Sales Charges      Sales Charges
                  Retained by        Retained by         Retained by        Retained by
Year Ended        Distributor        Distributor         Distributor        Distributor
---------------------------------------------------------------------------------------
August 31, 2001       $99,138         $2,111,146            $116,686                $47

33 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $7,637,291, all of which were paid by the Distributor to recipients, and included $461,442 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

34 | OPPENHEIMER CAPITAL APPRECIATION FUND

Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                    Distributor's
                                                     Distributor's      Aggregate
                                                         Aggregate   Unreimbursed
                                                      Unreimbursed  Expenses as %
                   Total Payments   Amount Retained       Expenses  of Net Assets
                       Under Plan    by Distributor     Under Plan       of Class
----------------------------------------------------------------------------------
Class B Plan          $12,648,587       $10,375,861    $22,812,921           1.84%
Class C Plan            3,997,529         1,289,829      3,394,731           0.80
Class N Plan                7,904             6,201         46,201           0.68

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
6. Illiquid Securities
As of August 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2001, was $21,001,168, which represents 0.37% of the Fund's net assets.

35 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at August
31, 2001.

36 | OPPENHEIMER CAPITAL APPRECIATION FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
September 24, 2001

37 | OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION   Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Distributions of $5.2547 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 5, 2000, of which $2.0931 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
   Dividends paid by the Fund during the fiscal year ended August 31, 2001, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38 | OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Jane Putnam, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 6803 S. Tucson Way,
                         Englewood, CO 80112-3924.

                         (C)Copyright 2001 OppenheimerFunds, Inc.
                         All rights reserved.


39 | OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMERFUNDS FAMILY

 Global Equity                   Developing Markets Fund                                Global Fund
                                 International Small Company Fund                       Quest Global Value Fund
                                 Europe Fund                                            Global Growth & Income Fund
                                 International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 Equity                          Stock                                                  Stock & Bond
                                 Emerging Technologies Fund                             Quest Opportunity Value Fund
                                 Emerging Growth Fund                                   Total Return Fund
                                 Enterprise Fund                                        Quest Balanced Value Fund
                                 Discovery Fund                                         Capital Income Fund
                                 Main Street(R)Small Cap Fund                           Multiple Strategies Fund
                                 Small Cap Value Fund(1)                                Disciplined Allocation Fund
                                 MidCap Fund                                            Convertible Securities Fund
                                 Main Street(R)Opportunity Fund                         Specialty
                                 Growth Fund                                            Real Asset Fund(R)
                                 Capital Appreciation Fund                              Gold & Special Minerals Fund
                                 Main Street(R)Growth & Income Fund
                                 Large Cap Growth Fund
                                 Value Fund(2)
                                 Quest Capital Value Fund
                                 Quest Value Fund
                                 Trinity Growth Fund
                                 Trinity Core Fund
                                 Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
 Income                          Taxable                                                Municipal
                                 International Bond Fund                                California Municipal Fund(4)
                                 High Yield Fund                                        Florida Municipal Fund(4)
                                 Champion Income Fund                                   New Jersey Municipal Fund(4)
                                 Strategic Income Fund                                  New York Municipal Fund(4)
                                 Bond Fund                                              Pennsylvania Municipal Fund(4)
                                 Senior Floating Rate Fund                              Municipal Bond Fund
                                 U.S. Government Trust                                  Intermediate Municipal Fund
                                 Limited-Term Government Fund
                                 Capital Preservation Fund(3)
                                 Rochester Division
                                 Rochester Fund Municipals
                                 Limited Term New York Municipal Fund
---------------------------------------------------------------------------------------------------------------------------
 Select Managers                 Stock                                                  Stock & Bond
                                 Mercury Advisors Focus Growth Fund                     QM Active Balanced Fund(3)
                                 Gartmore Millennium Growth Fund II(5)
                                 Jennison Growth Fund
                                 Salomon Brothers Capital Fund
                                 Mercury Advisors S&P 500(R)Index Fund(3)
---------------------------------------------------------------------------------------------------------------------------
 Money Market(6)                 Money Market Fund                                      Cash Reserves

 1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
 2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
 3. Available only through qualified retirement plans.
 4. Available to investors only in certain states.
 5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

40 | OPPENHEIMER CAPITAL APPRECIATION FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website-- we're here to help.

Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPTFX  Class B: OTGBX  Class C: OTFCX  Class N: OTCNX  Class Y: OTCYX


1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0320.001.0801   October 30, 2001